UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2006

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(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

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(Address of principal offices, including Zip Code)

(415) 738-8887

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(Registrant's telephone number, including area code)

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On February 24, 2006, the Registrant issued a press release announcing that it had completed its RFID Tracking and Containment System, a copy of which is attached hereto as Exhibit 99.1.

On March 27, 2006, the Registrant issued a press release responding to an unsubstantiated press release issued by RFID, Ltd on March 24, 2006.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.2.

On March 29, 2006, the Registrant issued a press release announcing that it has commenced work on contracts valued in excess of $1,500,000, a copy of which is attached hereto as Exhibit 99.3.

On March 30, 2006, the Registrant issued a press release announcing that it is in advanced stages to introduce its RTAC-PM system in Singapore, a copy of which is attached hereto as Exhibit 99.4.

The foregoing descriptions are qualified in their entirety by reference to the Registrant’s Press Releases dated February 24, 2006, March 27, 2006, March 29, 2006 and March 30, 2006,  copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated February 24, 2006

Exhibit 99.2

Press Release of Registrant dated March 27, 2006

Exhibit 99.3

Press Release of Registrant dated March 29, 2006

Exhibit 99.4

Press Release of Registrant dated March 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Smart-tek Solutions Inc.

By: /s/ Denis Gallant

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  Secretary

Date:  March 30, 2006